UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 16, 2020

BAYCOM CORP
(Exact name of registrant as specified in its charter)

California	001-38483	37-1849111
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Ygnacio Valley Road, Suite 200	94596
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (925) 476-1800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	BCML	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

BayCom Corp (the “Company”) held its annual meeting of shareholders on June 16, 2020. Holders of record of the Company’s common stock at the close of business on April 24, 2020, were entitled to vote on two proposals at the annual meeting. The final voting results of each proposal are set forth below.

Proposal 1 – Election of Directors

The Company’s shareholders approved the election of Lloyd W. Kendall, Jr., George J. Guarini, James S. Camp, Harpreet S. Chaudhary, Rocco Davis, Malcolm F. Hotchkiss, Robert G. Laverne, MD, Syvia L. Magid and David M. Spatz as directors of the Company for a term to expire in the year 2021.

	For	Withheld	Broker Non-Vote
Lloyd W. Kendall, Jr	5,764,754	2,033,640	1,482,749
George J. Guarini	7,683,743	116,651	1,480,749
James S. Camp	5,763,086	2,037,308	1,480,749
Harpreet S. Chaudhary	6,140,931	1,659,463	1,480,749
Rocco Davis	7,759,195	41,199	1,480,749
Malcolm F. Hotchkiss	5,603,846	2,196,548	1,480,749
Robert G. Laverne, MD	7,679,396	118,998	1,482,749
Syvia L. Magid	7,702,657	98,121	1,480,365
David M. Spatz	5,773,621	2,024,773	1,482,749

Proposal 2 – Bylaw Amendment

The Company’s shareholders approved the proposal to amend the Company’s Bylaws to increase the range of authorized directors to a minimum of seven (7) and a maximum of thirteen (13).

Number of Votes
For	9,154,483
Against	90,083
Abstain	23,337
Broker Non-Vote	13,240

Proposal 3 – Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders approved the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

Number of Votes
For	9,255,224
Against	23,590
Abstain	2,329

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	The following exhibits are included with this Report:

Exhibit No.	Description

3.2	Bylaws of BayCom Corp, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BAYCOM CORP

Date:	June 17, 2020	By:	/s/George J. Guarini
George J. Guarini, President and Chief Executive Officer